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Vanguard/(R)/ Institutional Total Stock Market Index Fund



Supplement to the Prospectus Dated April 29, 2008

For Vanguard Institutional Total Stock Market Index Fund Institutional Plus Shares, the CUSIP number found in the Additional Information box on page 7 of the prospectus is replaced as follows: Institutional Plus Shares--922040407.















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Vanguard Marketing Corporation, Distributor.                        PS871 092008